SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                 [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                       Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                          NATURAL SOLUTIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NATURAL SOLUTIONS CORPORATION
            100 Volvo Parkway, Suite 200, Chesapeake, Virginia 23320
   Phone: 888-423-2261 Fax: 757-547-7564 Email: info@naturalsolutionscorp.com
                       Website: naturalsolutionscorp.com
--------------------------------------------------------------------------------


                                November 1, 2001

Fellow Shareholder:

As we are mailing the enclosed proxy and annual report, I want to take this time to give an update on our progress and thank you for your continued patience and support. In the three short months since taking the reigns at Natural Solutions, we have been working non-stop.

As promised, I have met personally with customers and distributors who represent 90% of our sales base. We have sealed deals to expand our distributor network and negotiated storage and supply agreements, critical to our success. In addition, we have met with industry leaders in an effort to better understand customer needs. Needless to say, the pace has been exhilarating.

During the past year, we have made regular use of the newswires to keep our investors up to date on the current events at Natural Solutions and since last winter, there has been much to talk about. Let me recap the most notable of those events.

The most exciting event was the introduction of our next generation of Ice Ban(R) products under the names, Ice Ban Summit(TM), Performance Plus(TM), and Ultra(TM). These refinements of our enhanced chlorides were in response to customer needs. Make no mistake; their roots are in the same great Ice Ban products that started this industry. Today, we believe that no other supplier of enhanced chlorides meets environmental and performance standards as well as Ice Ban. You can help our growth efforts by urging your local highway officials to "go with the original and go with the best".

We also reported that the Company added several new Ice Ban distributors to our sales network. Included in that group is Bare Ground Systems, who markets Ice Ban under its private label "Bare Ground Solutions". International Salt Company also joined forces with us to market pretreated rock salt to highway professionals, private contractors, and home users. Reilly Industries has also teamed up with us through their distributor network, including major players such as GMCO and Scottwood Industries in the west. There are more and we are continuing to add to their numbers.

Sadly, we were forced to discontinue our efforts to market Roadbind(R) dust suppression products last July. After more than three years of effort, the directors, of which I am one, concluded that the sales growth was too slow and costly to warrant further investment of our precious capital. The decision required difficult layoffs and belt tightening throughout the Company. It also left us with just six months to make sales to support the whole year.

Toward that end, one key charge by the board of directors to me was the search for strategic products and partners to provide year round sales to our nationwide customer and distributor network. To further our strategic plans, we have discussions with potential business partners from time to time, but have nothing concrete to report at this time. We have been fortunate to find additional financial backing to pursue these opportunities. In July and September of this year, the Company received an additional $1 million in financial backing to support our plans.

As you can see, the challenges are great, but I am optimistic that our superior products and customer service mindset

                                             Sincerely,

                                             /s/ Lowell W. Morse

                                             Lowell W. Morse, President

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on December 11, 2001

To the Shareholders of Natural Solutions Corporation.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Natural Solutions Corporation, a Nevada corporation (the "Company"), will be held on December 11, 2001 at 10:00 a.m., located at Founders Inn & Conference Center, 5641 Indian River Rd., Virginia Beach, VA 23464 for the following purposes:

         1. To elect two (2) members to the Board of Directors to serve for a term of three (3) years.

         2.       To adopt the 2001 Employee Stock Option Plan.

         3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on November 1, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such Shareholders will be available for inspection at the Company's offices at 100 Volvo Parkway, Suite 200, Chesapeake, Virginia 23320 during ordinary business hours for the ten-day period prior to the Annual Meeting.

All Shareholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Louis A. Isakoff

                                      Louis A. Isakoff
                                      Corporate Secretary

Chesapeake, Virginia
November 10, 2001

                          NATURAL SOLUTIONS CORPORATION
                          100 VOLVO PARKWAY, SUITE 200
                           CHESAPEAKE, VIRGINIA 23320



                                                    November 10, 2001


Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Natural Solutions Corporation (the "Company") to be held at 10:00 a.m. on December 11, 2001 at Founders Inn & Conference Center, located at 5641 Indian River Rd., Virginia Beach, VA 23464.

         At the Annual Meeting, two (2) persons will be elected to the Board of Directors. The Board of Directors recommends the election of the two (2) persons named in the Proxy Statement. In addition, the Company will ask the Shareholders to adopt the 2001 Employee Stock Option Plan.

         Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the proxy card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ M.G. "Pat" Robertson

                                          M.G. "Pat" Robertson
                                          Chairman of the Board


                             YOUR VOTE IS IMPORTANT.
                 PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

                          NATURAL SOLUTIONS CORPORATION
                          100 VOLVO PARKWAY, SUITE 200
                           CHESAPEAKE, VIRGINIA 23320
                                 (757) 548-4242
                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Natural Solutions Corporation (the "Company"), a Nevada corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m. on December 11, 2001 at Founders Inn & Conference Center, located at 5641 Indian River Rd., Virginia Beach, VA 23464, and any adjournments thereof (the "Meeting").

         Where the Shareholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two (2) nominees for Director named herein, and FOR the adoption of the 2001 Employee Stock Option Plan.

         You can revoke your proxy at any time before the voting at the Meeting by sending a properly signed written notice of your revocation to the Corporate Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by voting in person at the Meeting. Attendance at the Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to: Natural Solutions Corporation, 100 Volvo Parkway, Suite 200, Chesapeake, Virginia 23320,
Attention: Corporate Secretary.

         Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.001 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

         The close of business on November 1, 2001 has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 25,943,873 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Shareholders. This Proxy Statement and the accompanying proxy are being mailed on or about November 10, 2001 to all Shareholders entitled to notice of and to vote at the Meeting.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 31, 2001, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                 SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners

         The following is information on any person or group who is known to be the beneficial owner of more than five percent of any class of the issuer's voting securities:

                                        Name and Address                Number of       Percent of
         Title of Class                of Beneficial Owner                Shares           Class
         --------------                -------------------                ------           -----
          Common Stock              Janke Family Vinasz Trust            4,889,000        19.77%*
                                        511 New Hope Road
                                        Lahaska, PA 18938

          Common Stock         Dr. M. G. "Pat" Robertson, Chairman     25,062,946 (1)    68.63%**
                                    977 Centerville Turnpike
                                    Virginia Beach, VA 23463

*   Based on  24,734,873  shares of Common Stock  outstanding  on September  30,
    2001.

** Based on 36,522,286 fully diluted shares of Common Stock outstanding on September 30, 2001. Fully diluted shares are calculated by adding all of the outstanding shares of common stock and all of the vested "In-the-Money" convertible debentures, and stock warrants for Dr. Robertson.

(1) Included in the total shares owned by Dr. Robertson are 13,275,533 shares owned directly, a right to convert the $750,000, $250,000, $350,000, $435,000, and $100,000 debentures plus accrued interest at $0.25 per share totaling 8,787,413 common shares, expiring on August 31, 2003, June 1, 2005, August 1, 2005, September 1, 2005, and November 11, 2005, respectively. Also, included in the total shares owned by Dr. Robertson is an option to exercise stock warrants to purchase an additional 3,000,000 shares of the Company's common stock exercisable at $.25 a share and expiring on June 1, 2005. As of the date of this filing these warrants have not been exercised.

Security Ownership of Management

         The following is information for directors and executive officers:

                                                                           Amount and
                                                                            Nature of
           Title of                     Name and Address                    Beneficial      Percent of
             Class                     of Beneficial Owner                    Owner            Class
             -----                     -------------------                    -----            -----
         Common Stock          Dr. M. G. "Pat" Robertson, Chairman          24,918,562        68.63%
                                    977 Centerville Turnpike
                                  Virginia Beach, VA 23463 (1)

         Common Stock        Lowell W. Morse, President and Director          250,000            **
                                  100 Volvo Parkway, Suite 200
                                    Chesapeake, VA 23320 (2)

         Common Stock              Jimmy W. Foshee, President                 100,000            **
                                  100 Volvo Parkway, Suite 200
                                    Chesapeake, VA 23320 (3)

         Common Stock               J. Nelson Happy, Director                  15,000            **
                                  100 Volvo Parkway, Suite 200
                                      Chesapeake, VA 23320

         Common Stock               Robert E. Freer, Director                 172,500            **
                                  100 Volvo Parkway, Suite 200
                                    Chesapeake, VA 23320 (4)

         Common Stock               J. Carter Beese, Director                 150,000            **
                                  100 Volvo Parkway, Suite 200
                                    Chesapeake, VA 23320 (5)

         Common Stock      Daniel C. Sellers, Jr., Nominee for Director      1,200,000          3.23%
                                  100 Volvo Parkway, Suite 200
                                 Chesapeake, Virginia 23320 (6)



         Common Stock        Total Directors & Executive Officers at        25,756,062        69.43%*
                                September 30, 2001 (7 Individuals)

* Based on 37,072,286 fully diluted shares outstanding on September 30, 2001. Fully diluted shares are calculated by adding all of the outstanding shares of common stock and all of the vested "In-the-Money" stock options, convertible debentures, and stock warrants for all directors and executive officers.

** The beneficial ownership is less then 1% of the total shares outstanding on September 30, 2001


(1) Included in the total shares owned by Dr. Robertson are 13,275,533 shares owned directly, a right to convert the $750,000, $250,000, $350,000, $435,000, and $100,000 debentures plus accrued interest at $0.25 per share totaling 8,787,413 common shares, expiring on August 31, 2003, June 1, 2005, August 1, 2005, September 1, 2005, and November 11, 2005, respectively. Also, included in the total shares owned by Dr. Robertson is an option to exercise stock warrants to purchase an additional 3,000,000 shares of the Company's common stock exercisable at $.25 a share and expiring on June 1, 2005. As of the date of this filing these warrants have not been exercised.

(2) Includes 100,000 shares of fully vested stock options.

(3) The options were granted on October 1, 2000 and vested 33% per year commencing on November 22, 1999, the date of Mr. Foshee's hire. Mr. Foshee resigned in July 2001, forfeiting 200,000 of unvested shares. The vested shares will expire, if not exercised 90 days after the date of his resignation.

(4) Includes 145,000 shares of fully vested stock options, of which, 50,000 are "In-the-Money".

(5) Includes 150,000 shares of fully vested stock options, of which, 50,000 are "In-the-Money".

(6) Mr. Sellers has been nominated for election as a Class II director. In September, 2001, Mr. Sellers entered into a subscription agreement to purchase 2,000,000 shares of common stock. To date, Mr. Sellers has purchased 1,200,000 of those shares. The balance of the shares will be purchased in January 2002.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The Corporate Bylaws provide for staggered terms for members of the Board of Directors. Class I Directors' current terms will expire at the 2002 annual meeting of Shareholders; Class II Director's current term will expire at the 2001 annual meeting of Shareholders; the Class III Director's current term will expire at the 2003 annual meeting of Shareholders. There are currently two vacancies on the Board of Directors, caused by the death of a Class II Director, George A. Janke, and the resignation of another Class II Director, Richard Jurgenson. Mr. Daniel C. Sellers Jr. is nominated to fill one of these vacancies. The Board of Directors has determined not to place the other vacant position for election at this time.

         Voting at the 2001 Annual Shareholders Meeting will be for the Class II Directors only.

         Class I Directors:    Dr. M.G. "Pat" Robertson, J. Nelson Happy, and
                               Lowell W. Morse

         Class II Directors:   Hon. J. Carter Beese, Jr., and Daniel C. Sellers,
                               Jr. (nominee)

         Class III Directors:  Robert E. Freer, Jr.

         The names of the Company's Directors and Executive Officers and certain information about them are set forth below:

Name                                    Age        Positions with the Company
---------------------------------       ---        --------------------------
Dr. M.G. "Pat" Robertson                71         Director and Chairman
977 Centerville Turnpike, SHB 301
Virginia Beach, Virginia  23463

Lowell W. Morse                         64         Director and President
100 Volvo Parkway, Suite 200
Chesapeake, Virginia  23320

Michael D. Klansek                      45         Treasurer and Chief Financial
100 Volvo Parkway, Suite 200                       Officer
Chesapeake, Virginia  23320

Louis A. Isakoff                        46         Secretary
977 Centerville Turnpike, SHB 202
Virginia Beach, Virginia  23463

J. Carter Beese, Jr.                    45         Director
977 Centerville Turnpike, SHB 202
Virginia Beach, Virginia  23463

Robert E. Freer, Jr.                    60         Director
977 Centerville Turnpike, SHB 202
Virginia Beach, Virginia  23463

J. Nelson Happy                         58         Director
977 Centerville Turnpike, SHB 202
Virginia Beach, Virginia  23463


         Dr. M. G. "Pat" Robertson, age 71, has served as Chairman of the Board of the Company since December 10, 1999. He serves for a three year term and until his successor is duly elected and qualified. Dr. Robertson is an internationally known religious broadcaster, businessman, educator, and philanthropist and former candidate for the presidential nomination for the Republican Party. He has served as Chairman of the Board of The Christian Broadcasting Network, Inc. ("CBN"), a global Christian ministry, since January 1960, Chief Executive Officer and President of CBN from January 1960 to January 1987 and from January 1990 to September 1993, and Chief Executive Officer of CBN from September 1993. Dr. Robertson served as the Chairman and controlling shareholder of International Family Entertainment, Inc., the owner of The Family Channel cable television network, from 1989 until its sale to a subsidiary of News Corporation in 1997. Currently, Dr. Robertson is also Chairman of Zhaodaola Limited, Freedom Gold, Ltd., and CENCO Refining Company and in addition to his role at CBN, serves in the nonprofit world as Chancellor of Regent University, Chairman of Operation Blessing International Relief and Development, and President of the American Center for Law and Justice.

         Lowell W. Morse, age 64, was named President of the Company in July 2001 and has been a Board Member of the Company since November 9, 1999. At the Annual Meeting of Shareholders on December 10, 1999, Mr. Morse was elected to a three-year term as director. Mr. Morse has served as the chairman of Morse & Associates, Inc., a real estate and investment management company since 1972. In addition, Mr. Morse is the founder and has been the Chairman of The Bagel Basket, Inc. a chain of bagel stores, since 1993, and is the founder and has been the Chairman of Cypress Ventures, Inc., a real estate development company, since 1989. Mr. Morse has also served as the former Chairman of the Board of Trustees of Regent University, and is a director of Comerica California, Inc. a subsidiary of Comerica, Inc. a publicly traded bank holding company. Mr. Morse is also a member of the board of directors of Christianity.com, Inc. and Zhaodaola Limited.

         Michael Klansek, age 45, was named as Chief Financial Officer of the Company in December 1999. From 1997, Mr. Klansek has held the position of Chief Financial Officer of Robertson Asset Management, an investment management organization owned by Dr. Robertson. From 1987 to 1996, he held the positions of Chief Financial officer and Corporate Controller for

Oster Communications, Inc., a publishing and communications concern. From college to 1987, Mr. Klansek spent nine years at KPMG Peat Marwick, an international accounting and consulting firm.

         Louis A. Isakoff, age 46, has been the Corporate Secretary of the Company since December 1999 and a director of Zhaodaola Limited since April 2000. He is an attorney employed by Robertson Asset Management, Inc. a company owned by Dr. Robertson. Prior to that, Mr. Isakoff was senior vice president, secretary and a member of the board of directors of International Family Entertainment, Inc. from 1990 to 1997.

         J. Nelson Happy, age 57, was a member of the Board of Directors of the Company from April 8, 1998 until a leave of absence beginning June 30, 1998 and ending August, 1999. At the December 10, 1999 Annual Shareholder Meeting, Mr. Happy was re-elected to a three-year term as director. Since 1998, Mr. Happy has served as the Chief Executive Officer of Cenco Refining Company, Inc. located in Santa Fe Springs, California. From 1993 to 1999, Mr. Happy was Dean and Professor of Regent University School of Law (Regent). Prior to his position with Regent, Mr. Happy practiced business and civil litigation law. He has lectured at the University of Kansas and has been a faculty member at the National Institute of Trial Advocacy at Northwestern University in Chicago. He is a national faculty member of the West Bar Review. He has been an attorney since 1967 and has been an executive officer and director of numerous business enterprises in a variety of industries. Mr. Happy is a graduate of Columbia University Law School and has an undergraduate degree in communications from Syracuse University.

         Robert E. Freer, Jr., age 59, has been a Board Member of the Company since April 8, 1998. On November 12, 1998, Mr. Freer was re-elected as director to a term ending in November 2000. Mr. Freer has been a director of the Company since April 1998. He is Vice President, General Counsel and Secretary of SACOO Technology Holdings, Inc. Previously, he was an attorney and an officer and director of the Washington, D.C. law firm of Baise, Miller & Freer P.C., and practiced with the firm's predecessor organization since 1995. Mr. Freer is a Registered Investment Advisor and a Managing Director of Monticello Capital, Ltd., and Black Hawk Bermuda, Ltd. Prior to entering private law practice, Mr. Freer served in several senior level positions at the Federal Trade Commission and the U.S. Department of Transportation. For almost ten years, Mr. Freer was Vice President and Washington Counsel for Kimberly Clark Corporation, where he was also General Counsel in Roswell, Georgia from 1983 to 1984. Mr. Freer was appointed by President Reagan as a member of the President's Commission on White House Fellowships, served as one of the founders and the first General Counsel of the Republican National Lawyers Association, National Chairman of Corporate Counsel for Reagan-Bush 1984, and was Assistant General Counsel of the 1988, 1992, and 1996 Republican Conventions. Mr. Freer is a graduate of Princeton University and the University of Virginia Law School.

         J. Carter Beese, Jr., age 44, has been a Board Member of the Company since April 8, 1998. On November 12, 1998, Mr. Beese was re-elected to a term ending November 2001. Mr. Beese joined Riggs & Co. in 1998, and is currently President of Riggs Capital Partners an investment division of Riggs National Bank and a Vice Chairman of Riggs & Co. Prior to joining Riggs Capital Partners, Mr. Beese was Managing Director of the Global Banking Group at BT Alex Brown. Mr. Beese was with BT Alex Brown from 1995 to 1997. In 1992, Mr. Beese was nominated by President Bush to be a Commissioner of the U.S. Securities and
Exchange Commission (SEC). Upon confirmation, Mr. Beese served as SEC Commissioner until 1996.

Prior to joining the SEC, Beese was a partner at Alex Brown & Sons, the oldest investment banking firm in the United States. In 1990, Mr. Beese was appointed as a Director of the Overseas Private Investment Corporation (OPIC). Currently, Mr. Beese serves as Senior Advisor to the Washington based Center for Strategic and International Studies (CSIS), a non-partisan think tank that has been at the forefront of shaping public policy for over 30 years. In addition, he is involved with the World Economic Forum, the Council on Foreign Relations and serves on the Boards of various public and private institutions, including Internet Securities, China.com and Aether Systems, Inc.

Committees of the Board and Meetings

         During the fiscal year ended July 31, 2001, there were four (4) meetings of the Board of Directors. In addition to meetings of the full Board, Directors also attended meetings of Board Committees. During the fiscal year, all of the Directors attended at least 75% of all the meetings of the Board and those committees on which such Directors served. The Board of Directors has an executive, audit, nominating, and compensation committee. The following table shows the membership of these committees.

--------------------------------------------------------------------------------
                           Committee Membership Roster
--------------------------------------------------------------------------------

Name                      Audit       Executive      Nominating     Compensation
----                      -----       ---------      ----------     ------------

M.G. Robertson*             X            X**             X                X

J. Carter Beese            X**                                            X

Robert E. Freer, Jr.                      X              X

J. Nelson Happy             X                           X**

Lowell W. Morse                           X                              X**


* Dr. Robertson is an ex officio member of the Audit, Nominating and Compensation Committees
**  Chairman

         Audit Committee. The Audit Committee consists of three members. The Board selects the members of the Audit Committee from among the Directors who are not officers or employees of the Company and designates the Chairman of the Committee. The Audit Committee, with respect to the Company and the other entities as to which the Company has power to select and engage auditors, select and engage independent public accountants to audit books, records and accounts, determine the scope of audits to be made by the auditors and establish policy in connection with internal audit programs and the scope thereof, and performs such other duties as the Board may from time to time prescribe. The Audit Committee met once during the fiscal year. The Board of Directors has not adopted a written charter for the Audit Committee. Except for Dr. Robertson, the members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

         Compensation Committee. The Compensation Committee consists of three members. The Board selects the members of the Compensation Committee from among the Directors who are not, and have not been for at least one year prior to selection, officers or employees of the Company and designates the Chairman of the Committee. The Compensation Committee constitutes the Stock Option Committee provided for under any stock option plan of the Company. It from time to time fixes the compensation of employees who are Directors of the Company and, in consultation with the Chief Executive Officer, the compensation of officers of the Company who are elected by the Board. It reviews and makes recommendation to the Board from time to time with respect to the compensation of Directors pursuant to Bylaw 23. The Compensation Committee did not meet during the fiscal year.

         Executive Committee. The Executive Committee consist of three members including, by virtue of his office, the Chief Executive Officer. The Board selects the other members of the Committee from among the Directors and designates the Chairman thereof. The Executive Committee, when the Board is not in session, shall have and may exercise all of the powers of the Board to direct the business and the affairs of the Company, including but not limited to the power to declare dividends and to authorize the issuance of stock, except the powers assigned pursuant to the Bylaws to any other standing committee and except to the extent, if any, that the authority of the Committee may be limited in any respect by law, by the Certificate of Incorporation or by the Bylaws. The Executive Committee did not meet during the fiscal year.

         Nominating Committee. The Nominating Committee consists of three members. The Board selects the members of the Nominating Committee from among the Directors who (except in the case of the Chairman of the Board) are not officers or employees of the Company. The Nominating Committee has the power to: propose and consider suggestions as to candidates for membership on the Board; periodically recommend to the Board candidates for vacancies on the Board due to resignations or retirements or due to such standards for open position of Board membership as may from time to time legally prevail; review and recommend to the Board such modifications to the prevailing Board of Directors retirement policy as may be deemed appropriate in light of contemporary standards; and propose to the Board on or before September 1 of each year a slate of Directors for submission to the Shareholders at the annual meeting. The Nominating Committee did not meet during the fiscal year, and the candidate for re-election to the Board was nominated by the entire Board of Directors pursuant to resolution.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2001, all filing requirements applicable to its officers and directors were complied with, except for the following:

         Jimmy W. Foshee, a former executive officer, Louis A. Isakoff, an executive officer, Michael D. Klansek, an executive officer, and Lowell W. Morse, a director and executive officer, each inadvertently filed late a report on Form 3 in February 2001. J. Carter Beese, Jr. and J. Nelson Happy, directors, each inadvertently filed late a report on Form 3 in March 2001. J. Carter Beese, Jr., director, inadvertently filed late a report on Form 4 covering the grant of options in February 1999 and October 1999. Robert E. Freer, Jr., a director, inadvertently filed late reports on Form 4 covering the grant of options in October 1999 and the purchase of shares of Common Stock in September 2000. J. Nelson Happy, director, inadvertently filed late a report on Form 4 covering the grant of options in August 1999. M.G. Robertson, a director, inadvertently filed late an amended report on Form 3 in October 2001 and a report on Form 4 amending an earlier report covering the purchase of shares of Common Stock in August 1999. Dr. Robertson also inadvertently filed late a report on Form 4 covering the sale of shares of Common Stock in December 1999.

                             EXECUTIVE COMPENSATION

Officers' Compensation

         The  following  table  contains  information  concerning   compensation
received by the Company's named executive officers for services rendered to the Company during the three fiscal years ended July 31, 2001.

                              SUMMARY COMPENSATION

                                                         Annual           Long-Term
                                                         ------           ---------
                                                      Compensation       Compensation
                                                      ------------       ------------
                                                                          Securities
                                      Year Ended                          Underlying
 Name and Principal Position           July 31,        Salary ($)      Options/SARS (#)
 ---------------------------           --------        ----------      ----------------
Dr. M. G. Robertson, Chairman            1999           $      -                   -
                                         2000           $      -                   -
                                         2001           $      -                   -

Lowell W. Morse, President (1)           2001           $      -        2,000,000 (2)

Jim W. Foshee, President (1)             2000           $ 68,750          300,000 (3)
                                         2001           $116,497

(1) Mr. Foshee's employment began in November 1999. In July 2001, Mr. Foshee resigned as President of the Company and the directors appointed Mr. Morse as his replacement.

(2) On July 25, 2001, the directors approved the issuance of employee stock options to Mr. Morse totaling 2,000,000 shares. The grant of these options was made under the Company's 1999 and 2001 Employee Stock Option Plans. The 2001 Employee Stock Option Plan will be submitted to a vote by the shareholders at the annual meeting of the shareholders to be held in December 2001.

(3) The options were granted on October 1, 2000 and vested 33% per year commencing on November 22, 1999, the date of Mr. Foshee's hire. Mr. Foshee resigned in July 2001, forfeiting 200,000 of unvested shares. The vested shares will expire, if not exercised 90 days after the date of his resignation.

Stock Options

         The following table contains information concerning grants of stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended July 31, 2001.

--------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)
--------------------------------------------------------------------------------
                                            Percent of
                                               Total
                                              Options
                           Number of         Granted to
                           Securities        Employees
                           Underlying        in Fiscal    Exercise or Base   Expiration
Name                    Options Granted         Year        Price ($/Sh)         Date
----                    ---------------         ----        ------------         ----
Lowell W. Morse (1)         100,000              10.3%         $  0.34         1/18/11

Lowell W. Morse (2)       2,000,000               (2)             (2)            (2)

Jim W. Foshee (3)           300,000              30.9%         $  0.35         10/1/10

(1) The options were granted on January 18, 2001 and were fully vested on the date of the grant.

(2) On July 25, 2001, the directors approved the issuance of employee stock options to Mr. Morse totaling 2,000,000 shares. The grant of these options was made under the Company's 1999 and 2001 Employee Stock Option Plans. The 2001 Employee Stock Option Plan will be submitted to a vote by the shareholders at the annual meeting of the shareholders to be held in December 2001.

(3) The options were granted on October 1, 2000 and vested 33% per year commencing on November 22, 1999, the date of Mr. Foshee's hire. Mr. Foshee resigned in July 2001, forfeiting 200,000 of unvested shares. The vested shares will expire, if not exercised 90 days after the date of his resignation.


Option Exercises and Holdings

         None of the executive officers named in the Summary Compensation Table exercised options during the fiscal year ended July 31, 2001. The following table sets forth information with respect to the value of all unexercised stock options held by such officers as of the end of the fiscal year.

--------------------------------------------------------------------------------
                          FISCAL YEAR END OPTION VALUES
--------------------------------------------------------------------------------
                         Number of Securities           Value of Unexercised
                        Underlying Unexercised          In-the-Money Options
                      Options at Fiscal Year End        at Fiscal Year End (1)
                     -----------------------------------------------------------
       Name          Exercisable   Unexerciseable    Exercisable  Unexerciseable
       ----          -----------   --------------    -----------  --------------

Lowell W. Morse        100,000             -           $ 3,000       $      -

Jim W. Foshee (2)      100,000             -           $ 4,000       $      -


(1) The value of the unexercised options at fiscal year end is calculated by determining the difference between the fair market value of the Common Stock on July 31, 2001 and the exercise price of such options. The average of the high and low sales prices of the Common Stock of the Company on the last trading day prior to July 31, 2001, as reported by Morningstar.Com was $0.38.

(2) The options were granted on October 1, 2000 and vested 33% per year commencing on November 22, 1999, the date of Mr. Foshee's hire. Mr. Foshee resigned in July 2001, forfeiting 200,000 of unvested shares. The vested shares will expire, if not exercised 90 days after the date of his resignation.


Directors' Compensation

         The Company does not have a fixed policy for compensating its directors. Each director is reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings.

         Effective November 11, 1998, the Company adopted the 1999 Employee Stock Option Plan. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the 1999 Employee Stock Option Plan is 1,500,000. During fiscal years 2000 and 2001, certain directors received stock option grants under the 1999 Employee Stock Option Plan totaling 100,000 and 200,000 shares, respectively. The exercise price of stock options granted is equal to the fair market value of the Common Stock on the date of grant. Each option is granted for a term of ten years and is first exercisable on the date of grant of the option.

         Options granted under the 1999 Employee Stock Option Plan may be exercised in whole or in part at any time upon payment by the optionee of the exercise price in cash. In addition, the Company will cooperate in a cashless exercise of an option upon the request of a participant.

Employment Agreement

         On August 1, 2001 the Company signed an employment agreement with Lowell W. Morse, to act as President of the Company. Among others, the terms of the agreement provide for a salary of $240,000 per year and 2,000,000 stock options, which vest over the first two years of his employment.

Certain Relationships and Related Transactions

         The Company believes that the terms of the transactions provided in the remainder of this section are at least as favorable as those that could have been secured in an arm's length transaction.

         On August 11, 1999, the Company borrowed $750,000 from Dr. Robertson in the form of a convertible debenture bearing interest at 10% per annum and maturing on August 11, 2001. Prior to repayment, the principal and accrued and unpaid interest was originally convertible into the Company's common stock at a price of $0.75 per share. The debenture includes two detachable warrants entitling the holder to purchase up to three million shares of the Company's common stock at a price of $0.75 per share. On June 1, 2000, the warrants were cancelled and replaced by Warrant W-3A, for three million shares at an exercise price of $0.25 per share, and the conversion price on the convertible debenture was reduced to $0.25 per share. Warrant W-3A expires on May 15, 2005.

         On October 31, 1999, the Company sold four million shares of common stock to Dr. Robertson for $1 million. As a part of the transaction, Dr. Robertson acquired, among other rights, the right to name up to three of seven of the directors of the Company. Dr. Robertson was elected Chairman of the Board of Directors subsequent to this transaction.

         On June 1, 2000 Dr. Robertson invested an additional $250,000 in the form of a convertible debenture bearing interest at 10%, maturing on June 1, 2005, and secured by the assets of the Company. The principal amount and unpaid accrued interest may be converted into common stock of the Company at a rate of $0.25 per common share at anytime prior to repayment. As a condition of the debenture, the Company amended the terms of the $750,000 debenture and detachable warrants, dated August 11, 1999, reducing the price from $0.75 to $0.25 per common share and secured the debenture with the assets of the Company.

         On July 31, 2000 Dr. Robertson invested an additional $350,000 in the form of a convertible debenture bearing interest at 10%, maturing on July 31, 2005, and secured by the assets of the Company. The principal amount and unpaid accrued interest may be converted into common stock of the Company at a rate of $0.25 per common share at anytime prior to repayment.

         On August 31, 2000 Dr. Robertson invested an additional $435,000 in the form of a convertible debenture bearing interest at 10%, maturing on September 1, 2005, and secured by the assets of the Company. The principal amount and unpaid accrued interest may be converted into common stock of the Company at a rate of $0.25 per common share at anytime prior to repayment.

         On November 10, 2000 Dr. Robertson invested an additional $100,000 in the form of a convertible debenture bearing interest at 10%, maturing on November 11, 2005, and secured by the assets of the Company. The principal amount and unpaid accrued interest may be converted into common stock of the Company at a rate of $0.25 per common share at anytime prior to repayment.

         In May of 2000, the Company began seeking to raise a total of $3,135,000 in debt and equity to finance its current operational plans and expand its sales, marketing, and distribution networks. Dr. Robertson has invested $1,135,000 of these funds through convertible debentures, including those discussed in the paragraphs immediately above. As of July 31, 2001, 7,000 shares of preferred stock were issued and outstanding, which were sold for a total of $750,000. Dividends of $5,537 were paid as of January 1, 2001. As of July 31, 2001, the preferred stock had earned and unpaid dividends of $32,592. The ultimate outcome of the offering has not been determined.

                                AUDIT INFORMATION

Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Goodman and Company, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended July 31, 2001, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year was approximately $23,500.

Financial Information System Design and Implementation Fees

         There were no fees billed by Goodman and Company, LLP for professional services rendered to the Company for the fiscal year ended July 31, 2001, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Goodman and Company, LLP for all other non-audit services rendered to the Company for the fiscal year ended July 31, 2001 was $2,750.

Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                        Audit Committee
                                           J. Carter Beese, Chairman
                                           J. Nelson Happy
                                           M.G. Robertson

                              ELECTION OF DIRECTORS
                                    (Item 1)

         The Company's Board of Directors has nominated J. Carter Beese, Jr., for re-election as Director of the Company, to serve for a three-year term and until his successor is duly elected and qualified. The Company has also nominated Daniel C .Sellers, Jr. for election as Director of the Company, to serve for a three-year term and until his successor is duly elected and qualified. Under the staggered board of Natural Solutions Corporation, the directors to be elected this year at the Annual Meeting by the Shareholders will serve a three-year term. Additional information on Mr. Beese can be found under the "Directors and Executive Officers" section above. The following is information concerning Daniel C. Sellers, Jr.:

Daniel C. Sellers, Jr.       Age  51         From 1981 to 1997,  Mr. Sellers was
                                             President   and   Chief   Financial
                                             Officer of Atlantic  Marine Holding
                                             Company.  From 1997 to present, Mr.
                                             Sellers  has  been a part  owner of
                                             several     private      companies,
                                             including Parker Building  Systems,
                                             where  he is also  Chief  Financial
                                             Officer,   R&D  Technology   Group,
                                             where   he   is   Chief   Financial
                                             Officer,   and   Gulf   Coast   BBQ
                                             Restaurants.

         A plurality of the votes cast at the Meeting is required to elect the nominees as Director. Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy will be noted FOR the election as Director of such nominees.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE ABOVE INDIVIDUALS AS DIRECTOR.


                   ADOPTION OF 2001 EMPLOYEE STOCK OPTION PLAN
                                    (Item 2)

         The Company's Board of Directors has recommended that the Shareholders approve the adoption of the 2001 Employee Stock Option Plan (the "2001 Option Plan") as a means to attract and retain employees, directors and consultants who render services which contribute to the success of the growth of the Company, by adopting the resolution set forth below. The principal features of the 2001 Option Plan are summarized below. The summary is qualified by reference to the complete text of the 2001 Option Plan, a copy of which may be obtained from the Secretary of the Company.

         The proposal to approve the 2001 Option Plan will be approved if a majority of the shares voted, in person or by proxy, vote in favor of the proposal.

General

         The 2001 Option Plan will permit the award of shares of Incentive Stock Options and Non-Qualified Stock Options to directors, eligible officers and key employees of the Company and its subsidiaries upon such terms as the Board of Directors may determine, consistent with the terms of the 2001 Option Plan. The 1999 Stock Option Plan currently in effect authorizes the issuance of options to purchase up to 1,500,000 shares of Common Stock to assist the Company in recruiting and retaining key management personnel. At October 31, 2001, the market value of the 1,500,000 shares that are issuable under the 1999 Stock Option Plan was $600,000. The 2001 Option Plan authorizes the issuance of options to purchase up to an additional 3,000,000 shares of Common Stock.

         As of the date of this Proxy Statement, options to purchase all 1,500,000 shares have been granted under the 1999 Stock Option Plan, including options to purchase 925,000 shares that were granted to the President of the Company in July 2001. Subject to shareholder approval of the 2001 Option Plan, options to purchase 1,075,000 shares have been granted to the President of the Company, and 1,925,000 shares remain available for grants and awards under the 2001 Option Plan.

Administration

         The 2001 Option Plan is administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the 2001 Option Plan; to select 2001 Option Plan participants; to determine the type, size, terms and conditions of awards under the 2001 Option Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the 2001 Option Plan. All determinations of the Board of Directors are conclusive. All expenses of administering the 2001 Option Plan will be borne by the Company.

Eligibility

         Any director, officer or employee of the Company or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the 2001 Option Plan.

Individual Agreements

         The Board of Directors has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the 2001 Option Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the 2001 Option Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 3,000,000 shares of authorized but unissued Common Stock may be issued pursuant to the 2001 Option Plan. Any shares of Common Stock subject to an ISO or NQSO that are not issued prior to the expiration of such awards will again be available for award under the 2001 Option Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Board of Directors may authorize the grant of either ISOs, as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or NQSOs, which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Board of Directors, but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to the Company of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors;
(6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and
(7) the Board of Directors may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the 2001 Option Plan.

Amendment or Termination

         The Board of Directors may amend or terminate the 2001 Option Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares that may be issued under the 2001 Option Plan, (ii) materially increases the benefits to participants under the 2001 Option Plan, or (iii) changes the requirements as to eligibility for participation in the 2001 Option Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the 2001 Option Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option may be granted under the 2001 Option Plan after October 1, 2011. Options granted before October 1, 2011, shall remain valid in accordance with their terms.

Tax Status

         Under current federal income tax laws, the principal federal tax consequences to participants and to the Company of the grant and exercise of ISOs and NQSOs, pursuant to the provisions of the 2001 Option Plan, are summarized below.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date that the Option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the Option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Non-Qualified Stock Options. NQSOs granted under the 2001 Option Plan are not taxable to a participant at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year that the participant recognizes this income.

         RESOLVED, that the 2001 Employee Stock Option Plan be approved and adopted by the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

         The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the adoption of the 2001 Employee Stock Option Plan.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                              SHAREHOLDER PROPOSALS

         Under the regulations of the Securities and Exchange Commission, any Shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than July 13, 2002, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. Any proposal that is received by the Company after September

26, 2002 will be considered untimely for consideration at the 2002 annual meeting of shareholders. The Company presently anticipates holding the 2002 annual meeting of shareholders in December, 2002.


                                             By Order of the Board of Directors

                                             /s/ Louis A. Isakoff

                                             Louis A. Isakoff, Secretary

Chesapeake, Virginia
November 10, 2001

                                [FORM OF PROXY]


                          NATURAL SOLUTIONS CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a Shareholder of Natural Solutions Corporation, a Nevada corporation (the "Company"), does hereby appoint Louis A. Isakoff and Michael D. Klansek, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned to vote, as designated on the reverse side, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Founders Inn & Conference Center, 5641 Indian River Rd., Virginia Beach, VA 23464, on December 11, 2001, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 10, 2001, and a copy of the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]

[X] Please mark votes as in this example.


Item 1. ELECTION OF DIRECTORS.      Nominee:  J. Carter Beese

                FOR   [ ]              AGAINST   [ ]              ABSTAIN    [ ]

                                    Nominee:  Daniel C. Sellers, Jr.

                FOR   [ ]              AGAINST   [ ]              ABSTAIN    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR NAMED ABOVE.


Item 2. PROPOSAL TO ADOPT THE 2001 EMPLOYEE STOCK OPTION PLAN

                FOR   [ ]              AGAINST   [ ]              ABSTAIN    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 EMPLOYEE STOCK OPTION PLAN



     MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]


     NOTE: Your signature should appear the same as your name. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. Please sign exactly as your name appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer. No postage is required if returned in the enclosed envelope and mailed in the United States.

Signature: ________________________________   Date: _____________

Signature: ________________________________   Date: _____________

                [APPENDIX TO EDGAR VERSION OF PROXY MATERIALS --
    COPY OF 2001 EMPLOYEE STOCK OPTION PLAN -- NOT PROVIDED TO SHAREHOLDERS]


                          NATURAL SOLUTIONS CORPORATION
                              a Nevada corporation

                             2001 STOCK OPTION PLAN


1.       PURPOSE

         This Natural Solutions Corporation 2001Stock Option Plan ("the Plan") is intended to promote the interests of the Corporation by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation.

         Capitalized terms used herein shall have the meanings ascribed to such terms in Paragraph 5.

2.       ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Board. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

         (b) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the
Plan)  shall have full power and  authority  (subject to the  provisions  of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

3.       ELIGIBILITY

         (a) The persons eligible to receive option grants pursuant to the Plan (each an "Optionee") are limited to the following:

                  (1) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations, if any) who render services which contribute to the success and growth of the Corporation (or any parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or any parent or subsidiary corporations);

                  (2) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

                  (3) those consultants or independent contractors who provide valuable services to the Corporation (or any parent or subsidiary corporations).

         (b) The Plan Administrator shall have full authority to determine, with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a
Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.



                          2001 STOCK OPTION PLAN Page 1

4.       STOCK SUBJECT TO THE PLAN

         (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock, $0.001 par value (the "Common Stock"). The maximum number of shares which may be issued over the term of the Plan shall not exceed Three Million (3,000,000) shares of Common Stock. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of
Section 4(c).

         (b) Shares subject to (i) the portion of one or more outstanding options which are not exercised or surrendered prior to expiration or termination and (ii) outstanding options canceled in accordance with the cancellation-regrant provisions of Section 9 will be available for subsequent option grants or stock issuances under the Plan. The shares which shall NOT be available for subsequent option grants under the Plan include shares issued under the Option Grant Program which are repurchased by the Corporation.

         (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

         (d) Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

5.       DEFINITIONS

         The following definitions shall apply to the respective capitalized terms used herein:

         BOARD means the Board of Directors of Natural Solutions Corporation, a Nevada corporation.

         CODE means the Internal Revenue Code of 1986, as amended.

         CORPORATION means Natural Solutions Corporation, a Nevada corporation, and its successors.

         CORPORATE TRANSACTION means one or more of the following  transactions:
(a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation, (b) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or (c) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

         EMPLOYEE means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations (if any). An optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         EXERCISE DATE shall be the date on which written notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such notice shall be in the form of a stock purchase agreement.

         FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:


                          2001 STOCK OPTION PLAN Page 2

         (a) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

         (b) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

         (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subparagraphs
(a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

         INCENTIVE OPTION means an Incentive Stock Option which satisfies the requirements of Section 422 of the Code.

         NON-STATUTORY OPTION means an option not intended to meet the statutory requirements prescribed under the Code for an Incentive Option.

         PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         PERMANENT DISABILITY means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         PLAN means this Natural Solutions Corporation, a Nevada corporation, 2001 Stock Option Plan.

         PLAN ADMINISTRATOR means the Board or the Committee, to the extent the Committee is responsible for plan administration in accordance with Section 2.

         SERVICE means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant or the purchase agreement evidencing the purchased option shares. An Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

         SUBSIDIARY   corporation   means  each  corporation   (other  than  the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                          2001 STOCK OPTION PLAN Page 3

         TEN PERCENT SHAREHOLDER means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

6.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the discretion of the Plan Administrator, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option shall be subject to the applicable provisions of Section 7.

         (a)      OPTION PRICE.

                  (1) The option price per share shall be fixed by the Plan Administrator.

                  (2) The option price shall become immediately due upon exercise of the option, and subject to the provisions of Section 11, shall be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

                           (A) in shares of Common  Stock  held by the  optionee
for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (B) through a special sale and  remittance  procedure
pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

         (b) TERM AND EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date.

         (c) TERMINATION OF SERVICE.

                  (1) The Plan Administrator shall have complete discretion to limit the period of time that an option granted under the Plan may be exercised should the Optionee cease to remain in Service for any reason (including death or Permanent Disability). In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                  (2) Notwithstanding subsection (1) above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable


                          2001 STOCK OPTION PLAN Page 4
at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Service not occurred.

                  (3) Notwithstanding any provision of this Plan to the contrary, any options granted under this Plan shall terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or a consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of coworkers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option shall be suspended automatically during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this paragraph.

         (d) SHAREHOLDER RIGHTS. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

         (e) TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an option, options granted hereunder may be transferable (i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company, (iii) pursuant to a domestic relations order, (iv) to one or more family members of the optionee, (v) to a trust or trusts for the exclusive benefit of the optionee and/or one or more family members of the optionee, (vi) to a partnership in which the optionee and/or one or more family members of the optionee are the only partners, (vii) to a limited liability company in which the optionee and/or one or more family members of the optionee are the only members, or (viii) to such other persons or entities as may be specified in the agreement relating to an option or approved in writing by the Committee prior to such transfer. Except to the extent permitted by the preceding sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, (i) no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process and (ii) upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void.


7.       INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

         (a) OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.


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

         (b) DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as Incentive Stock Options under the Federal tax laws during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

         (c) OPTION TERM FOR TEN PERCENT SHAREHOLDER. No option granted to a Ten Percent Shareholder shall have a term in excess of five (5) years from the grant date.

         (d) ACCELERATED TERMINATION OF OPTION TERM. The option term shall terminate prior to the expiration date established by the Plan Administrator should any of the following provisions become applicable:

                  (1) Except as otherwise provided in subparagraph (2) or (3) below, should an Optionee cease to remain in Service while his/her option is outstanding, then the period for exercising his/her option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall such option be exercisable at any time after the expiration date. Upon the expiration of such three (3) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

                  (2) Should the Optionee die while his/her option is outstanding, his/her option shall cease to be exercisable, upon the EARLIER of
(a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the expiration date of the option. Upon the expiration of such twelve (12) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

                  (3) Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service while his/her option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise his/her option, but in no event shall this option be exercisable at any time after the expiration date of the option. Upon the expiration of such limited period of exercisability or (if earlier) upon the expiration date, his/her option shall terminate and cease to be outstanding.

                  (4) During the limited period of exercisability applicable under subparagraphs (1), (2), or (3) above, the Optionee's option may be exercised for any or all of the option shares in which the Optionee, at the time of cessation of Services, is vested in accordance with the exercise/vesting provisions specified in his/her stock option documents.

         Except as modified by the preceding provisions of this Section 7, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

         (e) TRANSFERABILITY. An Incentive Option shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the lifetime only by such Optionee or the Optionee's legal representative or similar person.

8.       CORPORATE TRANSACTION

         (a) In the event of any Corporate Transaction, each option outstanding under the Plan shall terminate upon the consummation of such Corporate
Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

         (b) In connection with any such Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) accelerate each or any outstanding option under the Plan so that each or any such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any


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

portion of such shares, (ii) arrange for each or any outstanding option to either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (iii) arrange for the option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the option exceeds the option price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow the option to terminate as provided in Section 2(a) above. The determination of comparability under clauses (ii) and
(iii) above shall be made by the Plan Administrator, and such determination shall be final and conclusive.

         (c) The exercisability as Incentive Stock Options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 7(b).

         (d) If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities or other property shall remain the same. In addition, the number and class of securities or other property available for issuance under the Plan following the consummation of such Corporate Transaction shall be appropriately adjusted.

         (e) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

9.       CANCELLATION AND NEW GRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive
Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

10.      EXTENSION OF EXERCISE PERIOD

         The Plan Administrator shall have full power and authority to extend (either at the time while the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

11.      LOANS

         (a) The Plan Administrator may assist any Optionee (including an Optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by:

                  (1) authorizing the extension of a loan from the Corporation to such Optionee, or


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

                  (2) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years.

         (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral; however, any loan made to a consultant or other non-employee director must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each may not exceed the SUM of (i) the aggregate option price payable for the purchased shares less the aggregate par value for such shares plus (ii) any Federal and State income and employment tax liability incurred by the Optionee in connection with such exercise.

         (c) The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions the Board in its discretion deems appropriate.

12.      AMENDMENT OF THE PLAN AND AWARDS

         (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Section 4(c)), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

         (b) Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, then
(i) any unexercised options representing such excess shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Optionees the option price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow.

13.      EFFECTIVE DATE AND TERM OF PLAN

         (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable, unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

         (b) The Plan shall terminate upon the EARLIER of (i) ten years after the adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise or surrender of options granted under the Plan. If the date of termination is determined under clause (i) above, then no options outstanding on such date under the Plan shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such Incentive Options.


                          2001 STOCK OPTION PLAN Page 8

14.      USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

15.      WITHHOLDING

         The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

16.      REGULATORY APPROVALS

         The implementation of the Plan, the granting of any options under the Plan, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

















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